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                                   EXHIBIT (14)(b)

                               CONSENT OF ROPES & GRAY

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                                  Consent of Counsel

     We hereby consent to the use of our name and the reference to our firm included in or made a part of the Registration Statement of The One Group on Form N-14 under the Securities Act of 1933, as amended.

               Ropes & Gray


Washington, D.C.
May 29, 1998